UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

WINGSTOP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903	Wingstop Inc.
Important Notice Regarding the Availability
of Proxy Materials
Stockholder Meeting to be held on
May 17, 2023

For Stockholders of record as of March 20, 2023

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy statement and annual report, and to obtain directions to attend the meeting, go to: www.proxydocs.com/WING.
To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.
Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/WING

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 05, 2023.

To order paper materials, use one of the following methods.

INTERNET	TELEPHONE	* E-MAIL
www.investorelections.com/WING	(866) 648-8133	paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Wingstop Inc.
Meeting Type: Annual Meeting of Stockholders
Date:	Wednesday, May 17, 2023
Time:	10:00 AM, Central Time
Place:	Annual Meeting to be held live via the Internet
Please visit www.proxydocs.com/WING for more details.

You must register to attend or participate in the meeting online at www.proxydocs.com/WING

SEE REVERSE FOR FULL AGENDA

Wingstop Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1.0 AND FOR

PROPOSALS 2.0 AND 3.0

PROPOSAL

1.0	Elect three Class II directors nominated by the Board of Directors for a term that expires at the 2026 Annual Meeting of Stockholders

1.01 Lynn Crump-Caine

1.02 Wesley S. McDonald

1.03 Ania M. Smith

2.0	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2023

3.0	Approve, on an advisory basis, the compensation of the Company’s named executive officers

4.0	Consider and act upon such other business as may properly come before the Annual Meeting or any adjournments, postponements, or recesses thereof